UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2024

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 839-5060

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 22, 2024, Inspirato Incorporated (the “Company”) entered into an investment agreement (the “Investment Agreement”) with Tribridge Limited, a Cayman Islands company with principal offices in Hong Kong (“Tribridge”), and Julian MacQueen (together with Tribridge, the “Purchasers”) relating to the issuance and sale of 757,576 shares (the “Shares”) of Class A common stock, $0.0001 par value per share, of the Company (“Class A Common Stock”), including (i) 505,051 shares of Class A Common Stock to Tribridge for an aggregate purchase price of $2,000,000 and (ii) 252,525 shares of Class A Common Stock to Mr. MacQueen for an aggregate purchase price of $1,000,000. The closing of the transactions contemplated by the Investment Agreement occurred on October 24, 2024.

The Investment Agreement includes customary representations, warranties and covenants by the Company. The Investment Agreement also provides the Purchasers with certain registration rights with respect to the Shares.

The foregoing summary of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information related to the Investment Agreement contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares of Class A common stock of the Company issued and sold under the Investment Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act or Regulation S or Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Investment Agreement, dated as of October 22, 2024, by and among Inspirato Incorporated, Tribridge Limited, and Julian MacQueen
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2024

INSPIRATO INCORPORATED

By:	/s/ Payam Zamani
	Name:	Payam Zamani
	Title:	President and Chief Executive Officer

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